WISDOMTREE TRUST

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund
WisdomTree India ex-State-Owned Enterprises Fund
WisdomTree China ex-State-Owned Enterprises Fund
(Ticker Symbols: XSOE, IXSE, and CXSE, respectively)
(each a “Fund” and collectively the “Funds”)

Supplement dated November 2, 2022

to the currently effective

Statutory Prospectus (the “Prospectus”) for the Funds

The following information supplements and should be read in conjunction with the Prospectus for the above-listed Funds.

Effective immediately, the third paragraph in each Fund’s principal investment strategy is hereby deleted in its entirety and replaced with the following:

The Index also excludes companies based on environmental, social and governance (“ESG”) criteria. The ESG criteria seeks to exclude from the Index’s eligible investment universe companies that: (i) do not comply with the United Nations Global Compact Principles related to human rights, labor, the environment and anti-corruption; (ii) are involved directly or through corporate ownership in the production and/or distribution of, or the provision of components/services for, core weapon systems; (iii) are significantly involved in the tobacco industry; or (iv) are significantly involved in thermal coal activity.

In addition, the following risk disclosure is hereby added to each Fund’s “Principal Risks of Investing in the Fund” section and the “Additional Principal Risk Information About the Funds” section, respectively:

Principal Risks of Investing in the Fund

ESG Index Data Risk. The Index uses ESG data provided by one or more third-party ESG research firms to exclude certain companies from the composition of the Index based on the ESG exclusionary criteria set forth in the description of the Fund’s Principal Investment Strategies. Currently, the Index receives ESG data from Morningstar Sustainalytics. There is not a universally accepted ESG standard or standardized practices for generating ESG data. As a result, the factors and criteria considered when generating ESG data and the results of such ESG research generally will differ across ESG data providers. The evaluation of ESG factors is often subjective and the third-party ESG data providers used by the Index may not identify or evaluate every relevant ESG factor with respect to every Index constituent. As a result, the Index may include constituent companies that do not reflect the beliefs or values of a particular investor and may not be deemed to exhibit favorable ESG characteristics if different metrics or ESG rating agencies were used to evaluate them. Moreover, because ESG considerations are still an emerging area of investment focus, ESG information and metrics can be difficult to obtain or not able to be obtained. The evaluation of ESG factors and implementation of ESG-related investment restrictions (e.g., screens) rely on the availability of timely, complete, and accurate ESG data reported by issuers and/or third-party research providers. The successful implementation of the ESG component of the Index methodology is therefore dependent in large part on the ESG factors considered and research methodologies employed by the Index’s third-party ESG data providers, as well as the timely availability of accurate information. The Index Provider carefully selects its third-party ESG data providers, but due to the specialized resources necessary to obtain ESG-related information underlying or related to the ESG data provided by third-party ESG research firms, the Index Provider does not undertake to, and does not, independently test or verify the factors used or data provided by such firms.

1

Additional Principal Risk Information About the Funds

ESG Index Data Risk

Each of the ex-SOE Indices use ESG data provided by one or more third-party ESG research firms to exclude certain companies from the composition of such Index based on the ESG exclusionary criteria set forth in the description of the applicable Fund’s Principal Investment Strategies. Currently, each ex-SOE Index receives ESG data from Morningstar Sustainalytics. There is not a universally accepted ESG standard or standardized practices for generating ESG data. The lack of a uniform standard means that the factors and criteria processed to generate ESG data and the results of such ESG research processes generally will differ across ESG data providers. The evaluation of ESG factors is often subjective and the third-party ESG data providers used by the Index may not identify or evaluate every relevant ESG factor with respect to every Index constituent. As a result, the Index may include constituent companies that do not reflect the beliefs or values of a particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics or ESG rating agencies were used to evaluate them. ESG standards differ by region and industry, and a company's ESG practices or an ESG rating agency's assessment of a company's ESG practices may change over time. Moreover, because ESG considerations are still an emerging area of investment focus, ESG information and metrics can be difficult to obtain or not able to be obtained. The evaluation of ESG factors and implementation of ESG-related investment restrictions (e.g., screens) rely on the availability of timely, complete, and accurate ESG data reported by issuers and/or third-party research providers. A third-party ESG data provider's ability to evaluate and assess ESG factors is limited and/or compromised to the extent relevant data is unavailable or inaccurate. As a result of the foregoing, the Index may, from time to time, include securities of companies that do not have favorable ESG characteristics. The successful implementation of the ESG component of the Index methodology is therefore dependent in large part on the ESG factors considered and research methodologies employed by the Index's third-party ESG data providers. As such, the Index Provider carefully selects its third-party ESG data providers, taking into consideration a data provider's industry reputation and research methodologies, among other factors. However, due to the specialized resources necessary to obtain ESG-related information underlying or related to the ESG data provided by third-party ESG research firms, the Index Provider does not undertake to, and does not, independently test or verify the factors used or data provided by such firms.

Further, the second sentence of “Ex-SOE Indices” under the “Additional Information About the Funds’ Investment Strategies” section is deleted in its entirety and replaced with the following:

The ESG criteria seeks to exclude from the Index’s eligible investment universe companies that: (i) do not comply with the United Nations Global Compact Principles related to human rights, labor, the environment and anti-corruption; (ii) are involved directly or through corporate ownership in the production and/or distribution of, or the provision of components/services for, core weapon systems; (iii) are significantly involved in the tobacco industry; or (iv) are significantly involved in thermal coal activity.

The changes described above will not affect the management fee or expense ratio of any Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-0331-1122

2